UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                           Date of Report: May 8, 2003
                        (Date of earliest event reported)


                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)


     DELAWARE                         333-56857                 39-1927923
     DELAWARE                       333-56857-01                39-1928505
     DELAWARE                       333-56857-02                52-2055893
 (State or other jurisdiction of (Commission File Number)   (I.R.S. Employer
      incorporation)                                     Identification Number)

                                  P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
          (Address of principal executive offices including area code)

                                 (920) 748-3121
              (Registrant's telephone number, including area code)


Item 5.  Other Events

This Current Report on Form 8-K includes the following items:

- On May 8, 2003, Alliance Laundry Holdings LLC (the "Company") issued a press release announcing its earnings for the first quarter ending March 31, 2003. This press release is included as exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Systems LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 8th day of May 2003.

         Signature                     Title                 Date

   /s/ Thomas L'Esperance        Chairman and CEO            5-8-03
-----------------------------                                ------
  Thomas L'Esperance

   /s/ Bruce P. Rounds           Vice President and Chief
                                 Financial Officer           5-8-03
 -------------------------------                             ------
 Bruce P. Rounds



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Corp. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 8th day of May 2003.

          Signature                    Title                   Date

/s/ Thomas L'Esperance                Chairman and CEO         5-8-03
-------------------------------------                          ------
  Thomas L'Esperance

 /s/ Bruce P. Rounds                  Vice President and Chief
                                      Financial Officer        5-8-03
-------------------------------------                          ------
   Bruce P. Rounds


Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 8th day of May 2003.

       Signature                        Title                   Date

/s/ Thomas L'Esperance                Chairman and CEO          5-8-03
-------------------------------------                           ------
  Thomas L'Esperance

 /s/ Bruce P. Rounds                  Vice President and Chief
                                      Financial Officer         5-8-03
-------------------------------------                           -------
  Bruce P. Rounds




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



EXHIBIT INDEX

Exhibit No.

99.1 Press Release dated May 8, 2003,regarding the earnings of Alliance Laundry Holdings LLC for the first quarter ended March 31, 2003.



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